EXHIBIT 10.2


                        REGISTRATION RIGHTS AGREEMENT


            THIS REGISTRATION RIGHTS AGREEMENT, dated as of May 1, 1999 (this "Agreement"), is by and between DIANON SYSTEMS, INC., a Delaware corporation (the "Company"), and KYTO MERIDIEN DIAGNOSTICS, L.L.C., a New York limited liability company ("KMD").


            WHEREAS, pursuant to that certain Asset Purchase Agreement dated as of April 7, 1999 by and among the Company, KMD, Kyto Diagnostics, L.P., Meridien Diagnostics Labs, Inc., A. Bruce Shapiro and Ralph M. Richart, on the date hereof, KMD became the owner of 300,000 shares of the Company's common stock, par value $.01 per share (the "Shares");


            WHEREAS, the Shares have not been registered under the Securities Act (as hereinafter defined) or any state securities laws, and the certificates representing the Shares bear a legend restricting their transfer; and


            WHEREAS, in connection with the foregoing, the Company has agreed, subject to the terms, conditions and limitations set forth in this Agreement, to provide KMD and its successors, assigns and transferees as permitted herein with certain registration rights in respect of the Shares.


            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:


DEFINITIONS

            1.1  Definitions.   Capitalized  words  and  phrases  used  and  not
otherwise defined in this Agreement shall have the following meanings:

            "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Common Stock" means the common stock, par value $.01 per share, of the Company (including, without limitation, the Shares) and all shares hereafter authorized of any class of common stock of the Company, and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Company with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

            "Company" includes, in addition to the Company, any successor or assignee corporation or corporations into which or with which the Company may be merged or consolidated, any corporation for whose shares the Common Stock may be exchanged and any assignee of or successor to all or substantially all of the assets of the Company.


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            "Exchange  Act"  means the  Securities  Exchange  Act of 1934,  as amended.

            "Holder" means KMD, and each Person who is a Permitted Transferee of KMD.

            "NASDAQ" means The Nasdaq Stock Market's Automated Quotation System--National Market.

            "Permitted Transferee" means any corporation, partnership, limited liability company or other Person controlled by, controlling or under common control with KMD to which KMD has Transferred the Shares. Notwithstanding any Person's status as a Permitted Transferee, any Transfer of Registrable Securities shall be subject to the provisions of Section 8.1.

            "Person" means any individual, corporation, partnership, trust or other entity of any nature whatsoever.

            "Register," "registered," and "registration," when used with respect to the capital stock of the Company, means a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act with the Commission which has been declared or ordered effective by the Commission in accordance with the Securities Act.

            "Registrable Securities" means the Shares (and shall include all shares of Common Stock received by the Holder in respect thereof pursuant to a stock split, stock dividend or other recapitalization of the Company or pursuant to any merger, consolidation or reorganization involving the Company). The Shares shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of all of the Shares shall have become effective under the Securities Act and the Shares shall have been disposed of pursuant to such registration statement, (ii) the Shares shall have been sold or otherwise distributed pursuant to Rule 144 (or any successor provision) under the Securities Act in accordance with the volume and other limitations thereof, or (iii) the Shares shall have ceased to be outstanding.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Transfer" means any transfer, sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other voluntary or involuntary transfer of title or beneficial interest, whether or not for value, including, without limitation, any disposition by operation of law or any grant of a derivative or economic interest therein.


PIGGYBACK REGISTRATION

      1.2 Notice of Registration. (a) If at any time after the date hereof, the Company proposes to register any of its Common Stock, either for its own account, or for the account of any Person other than the Holder, but not including (i) a registration relating to employee stock option, purchase or other employer plans or (ii) a registration on Form S-4 or Form S-8 or any successor form thereto (a "Piggyback Registration"), the Company will:


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

                  (X) promptly give written notice thereof to the Holder prior to the proposed date of filing; and

                  (Y)  use  its  best  efforts  to  include  in  such  Piggyback
Registration and in any underwriting involved therein up to all of the Registrable Securities which the Holder requests in writing to be so included within 30 days after receipt of such written notice from the Company, provided that the Company may request the Holder to enter into such agreements and documents as are customary in the securities business for an arrangement between an underwriter and a company of the Company's size and investment stature and as are reasonably requested to evidence the commitment of the Holder to participate in the registration, including customary custody and indemnification arrangements.

           (b) The Holder shall have the right to exercise its right pursuant to
Section 2.1(a) only once; provided, however, that the Holder will be entitled to exercise its rights pursuant to Section 2.1(a) more than once if (x) the number of Registrable Securities that the Holder elected to include in any prior registration was reduced by the managing underwriter(s) or the Company, as the case may be, pursuant to Section 2.4, or (y) the Piggyback Registration in which Registrable Securities were to be included was withdrawn, cancelled or permanently suspended pursuant to Section 2.5 or Section 4.2.

            Notwithstanding  the foregoing,  the Holder shall not be entitled to exercise its Piggyback Registration right if the Company shall have filed and maintained effective a shelf registration statement for the Registrable Securities for at least 180 days.

      1.3 Expenses. The Company shall pay, and shall reimburse Holder for paying, any expenses incurred in connection with a Piggyback Registration requested pursuant to Section 2.1(a), including, without limitation, all registration, qualification, printing and accounting fees and all fees and disbursements of counsel for the Company, provided that Holder shall pay all underwriting discounts and commissions with respect to Registrable Securities included in such registration statement as well as fees or disbursements of counsel, accountants or other professionals for Holder.

      1.4 Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice given pursuant to Section 2.1(a), and the right of the Holder to include Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the entry of the participating Holder (together with the Company and other holders distributing their securities through such underwriting) into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

      1.5 Priority. (a) If the managing underwriter(s) (in the case of an underwritten registration) or the Company (in the case of non-underwritten registration) should reasonably object to the exercise of the Holder's registration rights as set forth herein or if the managing underwriter(s) (in the case of an underwritten registration) or the Company (in the case of a non-underwritten registration) should reasonably determine that the inclusion of the Registrable Securities would adversely affect the offering contemplated in such Registration Statement, and based on such determination recommends inclusion in such registration of fewer or none of the


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Registrable  Securities,  then securities  shall be included in such offering in the following order of priority:

          if such registration as initially proposed by the Company was solely a primary registration of its securities, (x) first, the securities proposed by the Company to be sold for its own account, (y) second, any securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders, and (z) third, any Registrable Securities requested to be included in such registration by Holder pursuant to Section 2.1., pro rata on the basis of the number of Registrable Securities requested to be included by Holder plus the number of any other securities of the Company proposed to be included in such registration pursuant to any other Person's exercise of similar "piggyback" registration rights granted by the Company;

         if such registration as initially proposed by the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) first, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (y) second, any securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders, and (z) third, any Registrable Securities requested to be included in such registration by Holder pursuant to Section 2.1., pro rata on the basis of the number of Registrable Securities requested to be included by Holder plus the number of any other securities of the Company proposed to be included in such registration pursuant to any other Person's exercise of similar "piggyback" registration rights granted by the Company.

            Any securities  excluded  pursuant to the provisions of this Section
2.4 shall be withdrawn from and shall not be included in such Piggyback Registration.

           (a) Notwithstanding the provisions of Section 2.4(a), the Company, in its sole and absolute discretion upon approval of its Board of Directors, may enter into agreements granting Persons other than the Holder the right to include any securities issued or issuable to such Persons in a Piggyback Registration on a pro rata basis with the inclusion of Holder's Registrable Securities (to the extent such Persons do not expressly consent in writing to the inclusion of such securities on a basis subordinate to Registrable Securities).

      1.6 Company's Obligations. The rights of Holder, under this Article II are solely piggyback in nature, and nothing in this Agreement shall prevent the Company from reversing a decision to file a Registration Statement or from withdrawing or delaying any such Registration Statement before it has become effective.


HOLDBACK AGREEMENTS

      1.7 Restrictions on Public Sale by Holder. Holder agrees, if requested in writing by:

      the managing underwriter or underwriters in an underwritten offering of Registrable Securities covered by a registration statement filed pursuant to a Piggyback Registration; or


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

      the managing underwriter or underwriters in an underwritten primary offering of securities of the Company made pursuant to the Securities Act;

not to effect any public sale or distribution of any Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 (or any successor provision) under the Securities Act (except to the extent included in any such offering or distribution pursuant to Section 2.1), during the period starting with the date 10 days prior to and ending on the earlier of the date 90 days after the closing date of any such offering, sale or distribution or 180 days following the effective date of the registration statement filed in connection therewith.

      1.8 No Participation in Other Securities Offerings. The rights granted by the Company hereunder shall be the exclusive rights granted to Holder with respect to Registrable Securities. Except as otherwise provided herein, Holder shall have no rights to participate in any offering of securities by the Company to third parties, including without limitation, any offering of Common Stock, whether such offering is effected pursuant to registration under the Securities Act or pursuant to an exemption from registration thereunder.

      1.9 Release from Restrictions. The Company may, in its sole and absolute discretion, elect to waive the applicability in any particular instance of the provisions of Section 3.1 and Section 3.2.


REGISTRATION PROCEDURES

      1.10 Registration Procedures. In the case of each registration to be effected by the Company in which any Holder is participating pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with each such offering, the Company shall as expeditiously as possible, at its sole expense:

           (a) prepare (and afford counsel for the Holder up to 10 business days' opportunity to review and comment thereon) and file with the Commission a registration statement with respect to such Holder's Registrable Securities and use its best efforts to cause such registration statement to become and remain effective, for a period of at least 180 days or until the distribution described in the registration statement relating thereto has been completed, whichever shall first occur;

           (b) furnish to the Holder and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such underwriters and the Holder from time to time may reasonably request;

           (c) prepare (and afford counsel for the Holder up to 10 business days' opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep the registration statement effective for the period specified in 4.1(a) above;


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

           (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the distribution of the Registrable Securities covered by the registration statement to be sold by the Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

           (e) enter into an underwriting agreement in customary form and substance reasonably satisfactory to the Company, the Holder and the managing underwriter or underwriters of the public offering of such securities, if the offering is to be underwritten, in whole or in part;

           (f) notify the Holder, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

           (g) furnish, at the request of the Holder on the date that any Registrable Securities are to be delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder;

           (h) make available for inspection by Holder, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;


           (i) use its best efforts to list all Registrable Securities covered by such registration statement on NASDAQ or such other securities exchange where the Company's securities are then listed as may be mutually agreed upon by the parties and such securities exchange; and

           (j) The Company will cause any restrictive legend imprinted on the certificates evidencing the Shares to be removed at such time as all conditions to transfer of restrictive securities, as applicable to such shares and the holder thereof are satisfied. The Company may require an opinion of counsel reasonably satisfactory to the Company to support the removal of such restrictive legend.


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      1.11 Suspension of  Dispositions.  Holder agrees that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind which, in the opinion of the counsel for the Company, requires the
amendment  or  supplement  of  any   prospectus,   such  Holder  will  forthwith
discontinue disposition of Registrable Shares until Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, Holder will deliver to the Company all copies, other than permanent file copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.


INDEMNIFICATION

      1.12 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each participating Holder, and each of its directors, officers and controlling persons, if any, against any losses, claims, damages or liabilities, joint or several, to which such participating Holder or any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company will reimburse each participating Holder and each such Person for any reasonable legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any participating Holder or any other Person who participates as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any participating Holder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such participating Holder's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any participating Holder or any such underwriter or controlling person and shall survive the transfer of such securities by the Holder.


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      1.13 Indemnification by Participating  Holders.  Each of the participating
Holders whose Registrable Securities are included or to be included in any registration statement, as a condition to including Registrable Securities in such registration statement, agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company who signs the registration statement and each other Person, if any, who controls the Company within the meaning of the Securities Act, and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any participating Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that the liability of the Holders hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder bears to the total public offering price of all securities sold pursuant to the registration statement, but not to exceed the proceeds (net of the underwriting discounts and commissions) received by such Holder from such sale. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or any such underwriter or controlling person and shall survive the transfer of such securities by any participating Holder.

      1.14 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 5.1 or 5.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the indemnified party may participate in such defense at the indemnified party's expense; and provided, further, that all indemnified parties shall have the right to employ one counsel to represent them if, in the reasonable judgment of such indemnified parties, it is advisable for them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless


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in the reasonable  judgment of any indemnified  party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

      1.15 Other Indemnification. Indemnification similar to that specified in the preceding Sections of this Article V (with appropriate modifications) shall be given by the Company and any participating Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

      1.16  Indemnification  Payments.  The  indemnification  required  by  this
Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

      1.17 Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability (a) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (b) if the allocation provided by clause (a) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount otherwise payable hereunder, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. The liability of the holders under this Section 5.6 shall be limited to the proportion of any contribution which is equal to the proportion that the public offering price of the shares sold by such Holder bears to the total public offering price of all securities sold pursuant to the registration statement but not to exceed the proceeds (net of underwriting discounts and commissions) received by such Holder from such sale.


INFORMATION BY PARTICIPATING HOLDERS

      1.18 Information Regarding Participating Holders. If any Registrable Securities are included in any registration, each participating Holder shall furnish to the Company and any applicable underwriter such information regarding such Holder and the distribution proposed by such Holder as the Company or such underwriter may reasonably


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

request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.


TRANSFER OF RIGHTS

      1.19 Transfer or Assignment. The rights granted hereunder by the Company may be assigned or otherwise conveyed to the Permitted Transferees of KMD. It shall be a condition to any Transfer that (a) the Company shall have received an opinion of counsel reasonably acceptable to it that such Transfer is effected in accordance with applicable federal and state securities laws, (b) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if it were the Holder hereunder, and (c) the Company is given written notice of said Transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned.


TERMINATION

      1.20 Termination. This Agreement and the rights provided hereunder shall terminate and be of no further force and effect with respect to each Holder on such date as such Holder no longer holds any Registrable Securities.


MISCELLANEOUS

      1.21 Remedies for Breach. It is expressly understood that the equitable remedies of specific performance and injunction shall be available for the enforcement of the covenants and agreements herein, and that the availability of these equitable remedies shall not be deemed to limit any other right or remedy to which any party to this Agreement would otherwise be entitled.

      1.22 Successors and Assigns. Subject to the provisions of Section 7.1, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and transferees of the parties. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

      1.23 Notices. All notices and other communications provided for hereunder shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid or delivered in person or by courier, telecopier or electronic mail, and shall be deemed to have been duly given when received, by the party to whom such notice is to be given at its address set forth below, or at such other address for the party as shall be specified by notice given pursuant hereto:



            if to the Company, to:


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


                  DIANON Systems, Inc.
                  200 Watson Boulevard
                  Stratford, Connecticut 06409
                  Attention:  Chief Executive Officer
                  Fax:  (203) 380-4138

            with a copy to:

                  Cadwalader, Wickersham & Taft
                  100 Maiden Lane
                  New York, NY 10038
                  Attention:  Dennis J.  Block, Esq.
                  Fax:  (212) 504-5557

            If to a Holder, to such Holder at the address set forth for such Holder in the stock records of the Company.

      1.24 Governing Law. This Agreement and any controversy or claim arising out of or relating to this Agreement shall be governed by the laws of the State of New York, without giving effect to the principles of conflicts of laws.

      1.25 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

      1.26 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 9.6.

      1.27 Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

      1.28 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

      1.29 Gender and Other References. Unless the context clearly indicates otherwise, the use of any gender pronoun in this Agreement shall be deemed to include all other genders, and singular references shall include the plural and vice versa.

                           [SIGNATURE PAGE FOLLOWS]

            IN  WITNESS   WHEREOF,   the  parties   hereto  have  executed  this
Registration Rights Agreement as of the day and year first above written.


                                       DIANON SYSTEMS, INC.



                                          By:  /s/  Kevin C. Johnson
                                             -----------------------
                                          Name:  Kevin C. Johnson
                                          Title:  President & CEO


                                       KYTO MERIDIEN DIAGNOSTICS, L.L.C.



                                          By:
                                          /s/ Ralph M. Richart
                                          ----------------------------
                                          Name:  Ralph M. Richart
                                          Title:  President of General
                                          Partner of Member






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